PIMCO Managed Accounts Trust

Supplement Dated December 2, 2016 to the

Statement of Additional Information

dated February 29, 2016, as supplemented (the “SAI”)

Disclosure Related to PIMCO Total Return Active Exchange-Traded Fund,

a series of PIMCO ETF Trust

Effective immediately, the disclosure in the “Management of the Trust—Legal Proceedings” section of the SAI is deleted in its entirety and replaced with the following.

Legal Proceedings

Pacific Investment Management Company LLC (“PIMCO”), the investment manager of the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), has entered into a settlement agreement with the U.S. Securities and Exchange Commission (“SEC”) that relates to BOND.

The settlement relates to disclosures regarding BOND’s performance attribution during the first four months of its existence in 2012 and the valuation of 43 smaller-sized positions of non-agency mortgage-backed securities using third-party vendor prices, as well as PIMCO’s policies and procedures related to these matters.

The settlement resolves the SEC’s investigation of BOND.

Investors Should Retain This Supplement for Future Reference

FISH_SUPP1_120216